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                                                                  EXHIBIT 10.19

HAWORTH                                                Master Lease Agreement
LEASING                                                VOICE: (800) 66-WORTH
1055 Westlakes Drive - Berwyn, Pennsylvania 19312     FACSIMILE: (800) 488-8831

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
Full Legal Name                                         Phone Number

    Cymer Laser Technologies
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CBA Name (If Any)                                       Fax Number


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Billing Address                                         Send invoice to Attention of

   16275 Technology Drive, San Diego, CA 92127

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                              TERMS AND CONDITIONS

This MASTER LEASE AGREEMENT ("Agreement") is dated as of April 23, 1996, and is by and between Haworth Leasing, a customer finance program sponsored by Tokai Financial Services, Inc., with offices located at 1055 Westlakes Drive, Berwyn, Pennsylvania 19312 ("Lessor") and the above referenced Lessee ("Lessee"). The parties hereto for good and valuable consideration and intending to be legally bound hereby agree as follows:

        1. LEASE OF EQUIPMENT. This Agreement establishes the general terms and conditions under which Lessor may, from time to time, lease Equipment (as hereinafter defined) to Lessee. The terms hereof shall be deemed to form a part of each Master Lease Schedule ("Schedule") executed by the parties which references this Agreement. "Equipment" shall mean all items of equipment set out in any Schedule. Lessee hereby requests Lessor to purchase the Equipment from the supplier listed in the related Lease hereunder (hereinafter called "Vendor and/or Manufacturer", as applicable) and to lease the Equipment to Lessee on the terms and conditions contained herein. Each Schedule shall constitute a separate Lease agreement ("Lease") incorporating all the terms hereof. In the event of a conflict between the provisions of any Lease and the provisions hereof, the provisions of the Lease shall prevail.

        The amount of the Lease Payments on each Schedule ("Lease Payments") are based upon the estimated total cost of the Equipment on the applicable Schedule. The Lease Payments shall be adjusted proportionately upward, or downward if the actual total cost of the Equipment on the applicable Schedule exceeds or is less than the estimate and Lessee authorizes Lessor to adjust the Lease Payment by up to fifteen percent (15%) in that event.

        Unless Lessor has provided Lessee with a written commitment to the contrary, Lessee authorizes Lessor to adjust the Lease Payment on each Lease to increase or decrease the implicit rate of the Lease Payment to the Lessor in an amount equal to any increase or decrease in the rate of Treasury Notes with a comparable term to the term of the Lease from the date the Lessor quoted the Lease Rate to the date Lessor accepts the Lease.

        2. TERM AND RENT. This Agreement shall become effective upon acceptance and execution by Lessor at its corporate offices, as specified above, and shall remain effective at least until the expiration of the term of the last Lease hereunder. Each Lease shall become effective upon acceptance and execution by Lessor and shall be for the term provided therein. The term of each Lease shall commence on the date the first Lease Payment is applied by Lessor and shall thereafter continue until all obligations of the Lessee under the Lease shall have been fully performed ("Lease Term"). The first Lease Payment will be applied on the date the Lease is accepted by Lessor or [COPY ILLEGIBLE] date designated by Lessor ("Lease Commencement Date"). Subsequent Lease Payments shall be due on [COPY ILLEGIBLE] day as the Lease Commencement Date for each successive month (or other time period as designated in [COPY ILLEGIBLE] thereafter until the balance of the Lease Payments and any additional payments or expenses chargeable to Lessee under the Lease shall have been paid in full. If the Lease Commencement Date is other than the date Lessor executes the Lease, Lessee agrees to pay Lessor interim rent in the amount set forth in the Lease for each [COPY ILLEGIBLE] and including the day the Lessor executes the Lease until the day preceding the Lease Commencement Date. All interim rent, if any, shall be due and payable as specified in Lessor's invoice therefor. All payments made by or on behalf of Lessee hereunder shall be nonrefundable. LESSEE'S OBLIGATION TO PAY SUCH LEASE PAYMENTS SHALL BE ABSOLUTE AND UNCONDITIONAL AND IS NOT SUBJECT TO ANY ABATEMENT, SET[COPY ILLEGIBLE] DEFENSE OR COUNTER-CLAIM FOR ANY REASON WHATSOEVER. All payments hereunder shall be made to Lessor at its address specified above (or such other place as Lessor, in writing, directs) without notice or demand therefor, if the term of a Lease is extended. "Lease Term" shall be deemed to refer to all extensions hereof. All provisions of this Agreement shall apply during any extended term except as may be otherwise specifically provided in this Agreement, in a Lease, or in any subsequent written agreement of the parties.

        3. DELIVERY AND ACCEPTANCE. Delivery and installation arrangements and costs, unless included in the cost of the Equipment to Lessor and upon which the Lease Payments were computed, are the sole responsibility of Lessee. Lessee agrees to accept the Equipment when delivered, installed and operating to Manufacturer's specifications and to execute the Delivery and Acceptance Receipt supplied by Lessor as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this Agreement and from damages, if for any reason, the Vendor fails to deliver, or delays in delivery of, the Equipment so ordered or if the Equipment is unsatisfactory for any reason whatsoever. Lessee agrees that any delay in delivery of the Equipment shall not affect the validity of this Agreement, any Lease or the obligation to make Lease Payments thereunder. Lessee's execution of the Delivery and Acceptance Receipt shall conclusively establish that the Equipment covered thereby is acceptable to [COPY ILLEGIBLE] purposes of the Lease related thereto.

        The Lessee agrees to provide a suitable installation environment for the Equipment as specified in the applicable Manufacturer's manual. [COPY ILLEGIBLE] and except as otherwise specified by Manufacturer to furnish all labor [COPY ILLEGIBLE] or unpacking and placing each item of Equipment in the desired location. Without [COPY ILLEGIBLE] the generality of the foregoing, the foundation or floor on which the Equipment is to be installed, shall be in accordance with the builder's specifications, and the power for the Equipment shall be in accordance with the builder's specifications and the [COPY ILLEGIBLE] electrical code.

        If Lessee has entered into any purchase, licensing or maintenance agreements with the Vendor and/or the Manufacturer ("Acquisition Agreement") covering the Equipment or any portion thereof. Lessee transfers and assigns to Lessor all of Lessee's rights, but none of its obligations (except for Lessee's obligation to pay for the Equipment upon Lessor's acceptance of the Lease) in and to the Acquisition Agreement, including without limitation the right to take title to the Equipment.

        If Lessee cancels or terminates a Lease prior to delivery of the Equipment or if Lessee fails or refuses to sign the Delivery and Acceptance Receipt within a reasonable time, not to exceed five (5) business days, after the Equipment has been delivered, installed and is operating to Manufacturer's specifications, Lessor shall have the right of treating the Lease as cancelled by Lessee and Lessee shall automatically assume all of Lessor's rights and obligations as purchaser of the Equipment, whether under an Acquisition Agreement or otherwise.

        IT IS HEREBY AGREED THAT LESSOR IS NOT RESPONSIBLE FOR THE PERFORMANCE, MAINTENANCE OR [COPY ILLEGIBLE] OF THE EQUIPMENT AND LEASES SAME "AS-IS."

        4. SELECTION OF EQUIPMENT AND DISCLAIMER OF WARRANTY. Lessee has selected both the Equipment and the supplier from whom Lessor covenants to purchase the Equipment at Lessee's request. LESSEE ACKNOWLEDGES, THAT LESSOR HAS NO EXPERTISE OR SPECIAL FAMILIARITY ABOUT OR WITH RESPECT TO THE EQUIPMENT. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS-IS" AND IS [COPY ILLEGIBLE] DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME [COPY ILLEGIBLE] LESSEE'S PURPOSES, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY [COPY ILLEGIBLE] OF SAID EQUIPMENT FOR THE PURPOSES AND USES [COPY ILLEGIBLE] WARRANTY EXPRESS OR IMPLIED WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. If the Equipment is not properly installed, does not operate as represented or warranted by the Vendor and/or Manufacturer, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Vendor and/or Manufacturer and shall, nevertheless, pay Lessor all Lease Payments under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, set-off or otherwise. So long as Lessee is not in breach or default of this Agreement of any Lease hereunder, Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, any rights, which Lessor may have against the Vendor and/or Manufacturer for breach of warranty or other representation respecting any item of Equipment. All proceeds of any warranty recovery by Lessee from the Vendor and/or Manufacturer of any item of Equipment shall first be used to repair or replace the affected item of Equipment.

        LESSEE ACKNOWLEDGES THAT NEITHER THE VENDOR NOR ANY SALESPERSON, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE VENDOR IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION OR CONDITION OF THIS AGREEMENT OR ANY LEASE HEREUNDER, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS AGREEMENT, ANY LEASE HEREUNDER OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this Agreement and each Lease hereunder, has relied solely upon the terms, provisions and conditions contained herein and therein, and any other statements, warranties, or representations, if any, by the Vendor, or any salesperson, employee, representative or agent of the Vendor, have not been relied upon, and shall not in any way affect Lessee's obligation to make the Lease Payments and otherwise perform as set forth in this Agreement and each Lease.

        REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT OR COPYRIGHT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS AGREEMENT OR ANY LEASE HEREUNDER FOR TAX OR ACCOUNTING PURPOSES.

        5. TITLE, PERSONAL PROPERTY AND LOCATION. The Equipment is, and shall at all times be and remain the sole and exclusive property of Lessor, and Lessee, notwithstanding any trade-in or down payment made by Lessee or on its behalf with respect to the Equipment, shall have no right, title or interest therein or thereto, except as to the use thereof subject to the terms and conditions of this Agreement and the related Lease hereunder. Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Equipment or Lessor's title thereto, except such liens as may arise through the independent acts or omissions of the Lessor. Lessee, at its own expense, will promptly pay, satisfy or otherwise take such actions as may be necessary to keep the Equipment free and clear of any and all such liens. The Equipment is, and at all times shall remain, personal property, notwithstanding that the Equipment or any item thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent. If requested by Lessor prior to or at any time during the Lease Term, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which an item of Equipment is installed or located.

        The Equipment shall be kept at the address designated in each Lease and shall not be removed therefrom without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating the Lessor's ownership of the Equipment.

        6. USE AND MAINTENANCE. Lessee shall use the Equipment solely in the conduct of its business and in a careful and proper manner consistent with the requirements of all applicable insurance sources; shall only permit qualified personnel to operate the Equipment and shall not discontinue the use of the Equipment during the Lease Term. Lessee will not modify the Equipment in any way without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall not attach or incorporate the Equipment to or on any other item of equipment in such a manner that the Equipment becomes or may be deemed to have become an [COPY ILLEGIBLE] to or a part of such other item of equipment.

        At its own expense, Lessee [COPY ILLEGIBLE] the Equipment to be [COPY ILLEGIBLE], used and maintained as recommended by the Manufacturer and Manufacturer's maintenance manuals and plans by competent and duly qualified personnel only approved by the Manufacturer. In accordance with applicable governmental regulations, if any, and for business purposes only and in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use alone excepted, and will provide all maintenance and service and make all repairs or replacements reasonably necessary for such purpose. Lessee shall record in a log book all maintenance and repair performed on the Equipment and deliver the same to Lessor from time to time as requested by Lessor and upon termination of the Lease.

        If any parts or accessories forming part of the Equipment become worn out, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, shall within a reasonable time cause such parts or accessories to be replaced by replacement parts or accessories which are free and clear of all liens, encumbrances or rights of others and have a utility at least equal to the parts or accessories replaced. All equipment, accessories, parts and replacements for or which are added to or become attached to the Equipment, which are essential to the operation of the Equipment or which cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value and [COPY ILLEGIBLE] which the Equipment would have [COPY ILLEGIBLE] addition thereof, shall immediately become the property of Lessor, and shall be deemed incorporated [COPY ILLEGIBLE] Equipment and subject to the terms of this Agreement [COPY ILLEGIBLE] Lease as if originally leased hereunder. Lessee shall not make any material alterations to the Equipment without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

        Upon reasonable advance notice, Lessor shall have the right to inspect the Equipment [COPY ILLEGIBLE] and all other maintenance records with respect thereto, if any, at any reasonable time during normal business hours.

        In the event the Lease Payments include the cost of maintenance and/or service being provided by Vendor and/or Manufacturer, Lessee acknowledges that Lessor is not responsible for providing any [COPY ILLEGIBLE] maintenance and/or service for the Equipment. Lessee shall make all claims for service and/or maintenance [COPY ILLEGIBLE] the Vendor and/or Manufacturer and Lessee's [COPY ILLEGIBLE] Lease Payments [COPY ILLEGIBLE] ...

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[COPY ILLEGIBLE]
RIGHTS HEREUNDER ??? SHALL THE LESSEE SUBLEASE OR LEND THE EQUIPMENT OR SUBMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE'S EMPLOYEES WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Lessor may at any time assign all or part of any interest in this Agreement or any Lease and in each item of Equipment and monies to become due to Lessor hereunder; and, Lessor may grant security interests in the Equipment, subject to the Lessee's rights therein. In such events, all the provisions of this Agreement or any Lease hereunder for the benefit of Lessor shall inure to the benefit of and be ??? by or on behalf of such assignee, but the assignee shall not be liable for or be required to perform any ??? or obligations to Lessee. The Lessor may direct that all Lease Payments due and to become due under this Agreement or any Lease hereunder and assigned by Lessor shall be paid directly to assignee upon notice of ??? assignment to Lessee. The right of the assignee to the payment of the assigned Lease Payments, the performance of all Lessee's obligations and to exercise any other of Lessor's rights hereunder shall not be subject ??? counterclaim or set-off which the Lessee may have or assert against the Lessor, and the Lessee hereby agrees that it will not assert any such defenses, set-offs, counterclaims and claims against the assignee.

        8. RETURN OF EQUIPMENT, STORAGE. The Lessee shall, at its sole expense, surrender each item of Equipment then, subject to any Lease hereunder at the end of the Lease Term by delivering the item to the Lessor at a location accessible by common carrier and designated by the Lessor within the Continental United States or, if specified by the Lessor, into the custody of a carrier designated by the Lessor. If the item of Equipment is delivered into the custody of a carrier, the Lessee shall arrange for the shipping of the item and its insurance in transit in accordance with the Lessor's instructions and at the Lessee's sole expense. The Lessee, at its sole expense, shall completely sever and disconnect the Equipment from the Lessee's property, all without liability of the Lessor to the Lessee, or to any person claiming through or under the Lessee, for damage of loss caused by such severance and disconnection. The Lessee, at its sole expense, shall pack or crate the Equipment or its component parts ??? and in accordance with any recommendations of the Manufacturer with respect to similar new equipment before surrendering the Equipment to the Lessor. The Lessee shall deliver to the Lessor the plans, specifications, operation manuals and other warranties and documents furnished by the Manufacturer or Vendor of the Equipment and such other documents in the Lessee's possession relating to the maintenance and methods of operation of such Equipment.

        When an item of Equipment is surrendered to the Lessor, it shall be in the condition and repair required to be maintained under this Agreement. It will also be free of all evidence of advertising or insignia placed on it by the Lessee and meet all legal and regulatory conditions necessary for the Lessor to sell or lease it to a third party and be free of all liens. If Lessor reasonably determines that an item of Equipment, once it is returned, is not in the condition required hereby, Lessor may cause the repair, service, modification or overhaul of the item of Equipment to achieve such condition and upon demand. Lessee shall promptly reimburse Lessor for all amounts reasonably expended in connection with the foregoing.

        Should Lessee not return the Equipment at the end of the Lease Term, Lessee shall continue to make Lease Payments to Lessor in the sum equal to the last Lease Payment and at the same intervals as set out in the Lease as a month-to-month lease term (or other term as designated by Lessor) until returned by Lessee or until returned upon demand therefor by Lessor. The acceptance of said Lease Payments by Lessor shall not waive Lessor's right to have the Equipment promptly returned to Lessor pursuant to the provisions hereof, nor shall the acceptance of said Lease Payments be deemed to be an extension of the Lease Term.

        Upon written request of the Lessor, the Lessee shall provide free storage for any item of Equipment for a period not to exceed 60 days after expiration of its Lease Term before returning it to the Lessor. The Lessee shall arrange for the insurance described to continue in full force and effect with respect to such item during its storage period and the Lessor shall reimburse the Lessee on demand for the incremental premium cost of providing such insurance.

        9. LOSS OR DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss (including theft and ???) or destruction of or damage to the Equipment from any and every cause whatsoever, whether or ??? until the Equipment is returned to Lessor. No such loss or damage shall relieve Lessee from any ??? under this Agreement or any Lease hereunder, which shall continue in full force and effect. In the event of damage to or loss or destruction of the Equipment or any item thereof), Lessee shall promptly notify Lessor in ??? of such fact and shall, at the option of Lessor, (a) place the same in good repair, condition and working order, (b) replace the Equipment with like equipment in good repair, condition and working order, acceptable to Lessor and transfer clear title to such replacement equipment to Lessor, whereupon such equipment shall be subject to the Lease and be deemed the Equipment for purposes hereof, or (c) on the due date for the next Lease Payment or upon the expiration of the Lease, whichever first occurs, pay to Lessor; (i) the Stipulated Loss Value ??? as may be specified in the Lease ??? Lease Payments then due, or if the Lease does not provide for Stipulated Loss Values, (ii) the present value of the total of all unpaid Lease Payments for the entire Lease Term ??? estimated fair market value of the Equipment at the end of the originally scheduled Lease Term or the agreed upon purchase option price. If any, all of which shall be discounted to the date of payment by Lessee at an ??? equal to the lesser of six percent (6%) or the ??? rate of interest of the Lease, whereupon the Lease shall terminate with respect thereto. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the Equipment or the payment of ??? of Lessee hereunder.

        10. INSURANCE. Prior to the Lease Commencement Date, Lessee shall obtain, maintain and keep the Equipment insured against all risks of loss or damage from every cause whatsoever including, without limitation, loss by fire, theft, "mysterious disappearance", collision, earthquake, flood and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder by businesses of the type in which Lessee is engaged. In an amount not less than the replacement cost or Stipulated Loss Value of the Equipment, whichever greater without deductible and without co-insurance. Lessee shall maintain such insurance coverage for the ??? Lease Term, Lessee shall ??? maintain for the entire Lease Term, comprehensive public facility insurance covering facility for bodily injury including death, and property damage resulting from the purchase ??? maintenance, use, operation or return of the Equipment with a combined single limit of not more than Two Million Dollars ($2,000,000.00) per occurrence. If Lessee is a doctor, hospital or other health care provider, Lessee shall furnish Lessor with evidence of sufficient medical malpractice insurance. All said insurance shall be in a form and an amount and with companies reasonably satisfactory to Lessor. Lessor, its ???
or assigns, shall be the sole named loss payee with respect to insurance for damage to or loss of the Equipment and shall be named as an additional insured on the public liability insurance. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Lessor evidencing the insurance required thereby, along with proof, satisfactory to Lessor, of the payment of the premiums for such insurance policies. All insurance shall provide for at least sixty (60) days advance written notice to Lessor before any cancellation, expiration or material modification ??? and also provide that no act or default of any person other than Lessor, its agents or those claiming under ??? Lessor's right to recover under such policy or policies in case of loss. Lessee hereby irrevocably ??? as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to make ??? payment of and execute and enforce all documents, checks ??? received in payment for ??? default, Lessee may with the prior written ??? shall fail to procure, maintain, and ??? obligation to obtain such insurance on behalf of ??? obtain such insurance, Lessee agrees to pay all costs ??????.

        11.     [COPY ILLEGIBLE]
copyright infringement) or operation on any item of the Equipment, and by whomsoever ??? during the Lease Term with respect to that item of the Equipment, the loss, damage, destruction, environmental impact, removal, return, surrender, sale or other disposition of the Equipment or any item thereof. Lessor shall give Lessee prompt notice of any claim or liability hereby indemnified against. Lessee shall be entitled to control the defense thereof, so long as Lessee is not in Default hereunder, provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee. The obligations contained in this paragraph continue beyond the termination of the Lease if the liability occurred during the Lease Term.

        12. TAX TREATMENT AND INDEMNIFICATION. (a) Unless otherwise provided for in the related Lease ??? acknowledged and agreed by the parties that they are entering into this Agreement with the assumption that Lessor and the consolidated group of which Lessor is a member (all references to Lessor in this Section include such consolidated group) will be treated for federal income tax purposes and to the extent allowable (for state and local tax purposes) as the owner of all Equipment leased hereunder and will have the maximum federal income tax rate applicable to corporations during the term hereof (which maximum federal income tax rate shall remain constant during the term hereof).

        (b) The Lessee acknowledges and agrees that each Lease has been executed by Lessor based upon the following representations and warranties of Lessee, (i) each item of Equipment has been placed in service on the Lease Commencement Date (as defined in each Lease); (ii) Lessor will not under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"), be required to include in its gross income for federal income tax purposes, any amount with respect to any improvement, modification or addition made by Lessee to any item of Equipment; (iii) Lessor shall be entitled to accelerated cost recovery deductions ("Recovery Deductions") for the cost of each item of Equipment over the number of years indicated in the related Lease by using the 200% declining balance method permitted under Code
Section 168 and the half year convention, unless otherwise required by operation of Code Section 168 (d)(3)(A); (iv) no item of Equipment is limited use property within the meaning of Rev. Proc. 76-30;; and (v) for federal income tax purposes, all amounts included in the gross income of Lessor with respect to each item of Equipment will be treated as served from or allocable to sources within the United States.

        (c) If by reason of (1) the inaccuracy in law or in fact of any of the assumptions or representations or warranties set forth in Subsections (a) of (b) of this Section, (2) the inaccuracy of any statement or any letter or document furnished to Lessor by or on behalf of Lessee in connection with the transactions contemplated under the Lease, or (3) the act, failure to act or omission of or by Lessee or (4) any change in the Code occurring after the date hereof, Lessor will (i) lose, will not have the right to claim or if there will be disallowed with respect to Lessor all or any portion of the Recovery Deduction as to any item of the Equipment, (ii) be required to include in its gross income any amount in respect to any alteration, modification or addition, any item other than an alteration, modification or addition which is permitted without adverse tax consequences to Lessor under Rev. Procs. 75-21, 76-30 or 79-48 (an "Improvement Loss"), or (iii) suffer a decrease in Lessor's net return over the then remaining portion of the Lease Term (any such occurrence referred to hereinafter as "Loss"), then at Lessor's option either (X) the rent will, on and after the next succeeding date for the payment thereof upon notice to Lessee by Lessor that a Loss has occurred, and describing the amount as to which Lessor intends to claim indemnification and the reason for such adjustment in reasonable detail, be increased by such amount, which will cause Lessor's net return over the then remaining portion of the Lease Term (taking into account the tax effect from deferred utilization of tax basis resulting from changes in the method of calculating Recovery Deductions) to equal the net return that would have been available if such loss had not occurred, or (Y) in lieu of a rent increase, Lessee shall pay to Lessor on such next succeeding date for the payment of rent such sum as will cause Lessor's net return over the term of the Lease in respect of the Equipment to equal to the net return that would have been available if such Loss had not occurred. If such Loss occurs after the expiration or termination of the Lease, Lessor will notify Lessee of such Loss and Lessee will, within sixty (60) days after such notice, pay to Lessor such sum as required by the preceding clause, (Y). Lessee will forthwith pay on demand to Lessor an amount on an after-tax basis which will be equal to the amount of any interest and/or penalties which may be assessed by the United States or any state against Lessor as a result of the Loss.

        (d) For purposes of this Section, a Loss will occur upon the earliest of (1) the happening of any event which may cause such Loss, (2) the payment by Lessor to the Internal Revenue Service of the tax increase resulting from such Loss, or (3) the adjustment of the tax return of Lessor to reflect such Loss. Lessor will be responsible for, and, will not be entitled to a payment under this Section on account of any Loss due solely to one or more of the following events: (i) the failure of Lessor to have sufficient taxable income to benefit from the Recovery Deduction; (ii) any disposition of the Equipment by Lessor prior to an Event of Default which has occurred and is continuing under the Lease; or (iii) the failure of Lessor to properly claim the Recovery Deduction.

        (e) The indemnities and assumptions of facility provided herein and all Lessor's rights and privileges herein will continue in full force and effect notwithstanding the expiration or termination of the Lease.

        13. EVENTS OF DEFAULT. The term "Event of Default" shall mean any one or more of the following: (a) Lessee shall fail to make any Lease Payment, or any other payment, as it becomes due and such failure is not cured within 10 days; or (b) Lessee shall fail to perform or observe any of the covenants set forth in Paragraph 10; or (c) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by thereunder or in any Lease and such failure is not cured within 30 days after the earlier if:
(i) the date on which Lessee obtains, or should have obtained, knowledge of such failure or (ii) the case of notice thereof by Lessor to Lessee; or (d) Lessee shall enter into any transaction of merger or consolidation in which it is not the surviving entity or sell, transfer or otherwise dispose of all or substantially all of its assets ("Assets") unless the surviving entity or the entity acquiring such Assets assumes all the duties and obligations of Lessee hereunder and which merger, consolidation, sale or transfer must be approved in writing by Lessor; or (e) (i) Lessee or any guarantor of Lessee's obligations shall commence any action (A) for relief under any exiting or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or ??? of debtor, or (B) seeking appointment of a receiver custodian or other similar official for ??? Assets or making a general assignment for the benefit of its creditors, or (ii) there shall be commenced against Lessee any action (A) or a nature referred to in clause (I) which results in the entry of an order for relief of any such other ??? remains undismissed or undischarged for a period of 30 days, or (B) seeking attachment, execution or similar process against it assets which results in the entry of an order for any such relief which shall not be vacated or discharged within 30 days from the entry thereof; or (iii) Lessee shall generally not, or be unable to pay its debts as they come due; or (f) Lessee shall die or (if an entity) liquidate or dissolve itself or be liquidated or terminated; or (g) Any representation or warranty made by Lessee herein or otherwise furnished Lessor in connection with this Agreement or any Lease hereunder shall prove at any time to have been untrue or misleading in any material respect; or (h) Lessee or any guarantor of Lessee's obligations defaults on any indebtedness for borrowed money, lease, or installment sale obligation, in each case when an applicable grace period for such obligation has expired and the lender, lessor or creditor has commenced to exercise any remedy, but only if the indebtedness or other obligation is in an amount equal to or in excess of $50,000; or (i) Lessor shall reasonably deem itself insecure as a result of a material adverse chance in Lessee's financial condition or operations.

        14. REMEDIES. Upon the occurrence of any Event of Default, Lessor may declare this Agreement or any Lease hereunder ??? default and exercise any one or more of the following remedies. a) Declare the entire unpaid balance of Lease Payments for the unexpired term of the Lease hereunder immediately the ??? and similarly accelerate the balances due under any other Leases between Lessor and Lessee without notice or demand, b) ??? recover (i) Lease Payments and other monies due and to become due under the Lease hereunder plus the estimated fair market value of the Equipment at the end of the originally scheduled Lease Term or any agreed upon Purchase Option, all of which shall be discounted to the date of default at an annual rate equal to the lesser of six percent (6%) of the ??? rate of interest of the Lease but only to the extent permitted by law, (c) Charge Lessee interest on all monies due Lessor at the rate of eighteen percent (18%) per annum from the date of default until said ??? than the maximum rate permitted by law, (d) Charge Lessee [COPY ILLEGIBLE]

                             [PARAGRAPH ILLEGIBLE]

        Whenever any payment is not made by Lessee when due hereunder, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of five cents per one dollar for each such delayed payment as compensation for Lessor's internal operating expenses arising as a result of such delayed payment, but only to the extent permitted by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies herein provided.

        All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Agreement or any Lease hereunder. A waiver of default shall not be a waiver of any other or subsequent default. Lessor's recovery hereunder shall in no event exceed the maximum recovery permitted by law.

        15. LAWS, REGULATIONS AND TAXES. Lessee shall comply with all laws, regulations and orders relating or pertaining to the Equipment, this Agreement or any Lease hereunder and Lessee shall be responsible for, as and when due, and shall indemnify and hold Lessor harmless from and against all present and future taxes and other governmental charges, or any increases therein (including, without limitation, sales, use, leasing and stamp taxes and license and registration fees) and amounts in lieu of such taxes and charges and any penalties or interest on any of the foregoing, imposed, levied upon, in connection with, or as a result of the purchase, ownership, delivery, leasing, possession or use of the Equipment, or based upon or measured by the Lease Payments or receipt with respect to this Agreement or any Lease hereunder. Lessee shall not, however, be obligated to pay any taxes on or measured by Lessor's net income. Lessee authorizes Lessor to add to the amount of each Lease Payment any fees, use or leasing tax that may be imposed on or measured by such Lease Payment. Lessee shall pay Lessor on demand, as additional rent, the amount of the personal property tax required to be paid by Lessor as owner of the Equipment, plus reasonable costs incurred in collecting and administering any taxes, assessments or fees [COPY ILLEGIBLE] them to the appropriate authorities and interest thereon at the highest legal rate allowed, from the date due until fully paid. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation to pay the same. If Lessor shall so pay any of the aforementioned, then the Lessee shall remit [COPY ILLEGIBLE] amount with the next Lease Payment plus Lessor's reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities.

        In the event the Equipment is located at more than one location, Lessee shall file the personal property tax [COPY ILLEGIBLE] pay the personal property tax for each equipment location and forward to Lessor at Lessor's request a copy of the personal property tax declaration listing the Equipment. The obligations contained in this Section [COPY ILLEGIBLE] beyond the termination of the Lease of the obligations occurred during the Lease Term.

        16. [COPY ILLEGIBLE] FILING AND FINANCIAL STATEMENTS. Lessee authorizes Lessor to file a financing statement with respect to the Equipment signed only by the Lessor where permitted by the Uniform Commercial Code or per applicable law. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to execute such financing statements on Lessee's behalf and to do all acts or things which Lessor may deem necessary to protect Lessor's title and interest hereunder. Lessor and Lessee further agree that [COPY ILLEGIBLE] photographic or other reproduction of this Agreement of any lease hereunder may be filed as a financing statement and shall be sufficient as a financing [COPY ILLEGIBLE] under the Uniform Commercial Code or other applicable law. It is the intent of the parties that this is a [PARAGRAPH ILLEGIBLE]

                             [PARAGRAPH ILLEGIBLE]

        17. SECURITY DEPOSIT. Lessor shall retain any security deposit set forth on each Lease as security or the [COPY ILLEGIBLE] hereunder. Any security deposit so taken shall be non-interest bearing. [PARAGRAPH ILLEGIBLE]

        18. WARRANTY OF BUSINESS PURPOSE. Lessee hereby warrants and represents that the Equipment will be used for business purposes and not for personal family or household purposes. Lessee acknowledges that Lessor [COPY ILLEGIBLE] this representation in entering into this Agreement and each Lease hereunder.

        19.  LESSEE REPRESENTATIONS AND WARRANTIES.  [PARAGRAPH ILLEGIBLE]

any regulatory commission, board or other administrative governmental agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under the Lease, and (f) the balance sheet and statement of income of Lessee, or of any consolidated group of which Lessee is a member, heretofore delivered to Lessor have been prepared in accordance with generally accepted accounting principles and fairly present the financial position of Lessee or the consolidated group of companies of which Lessee is a member on and as of the date hereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet and statement of income there has been no material adverse change in the financial or operating condition of Lessee or its consolidated group.

        20. MISCELLANEOUS. All obligations of the Lessee, if more than one, shall be joint and several. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this Agreement or any Lease hereunder. Lessee agrees to execute or obtain and deliver to Lessor at Lessor's request such additional documents as Lessor may reasonably deem necessary to protect Lessor's interest in the Equipment, this Agreement and any Lease.

        21. NOTICE. Written notices to be given hereunder shall be deemed to have been given when delivered personally or deposited in the United States mails, postage prepaid, addressed to such party at its address set forth above or at such other address as such party may have subsequently provided in writing.

        22. SUPPLIER'S CONTRACT. Lessor and Lessee agree that each Lease is a Finance Lease as that term is defined in Article 2A of the Uniform Commercial Code. Lessee acknowledges that Lessor has apprised Lessee of the identity of the equipment supplier. Lessor hereby notifies Lessee that Lessee may have rights pursuant to the contract with the supplier and the Lessee may contact the supplier for a description of any rights or warranties that Lessee may have under this contract.

        23. LESSEE'S WAIVERS. Lessee hereby waives any and all rights and remedies granted Lessee by Sections 508 through 522 of Article 2A of the Uniform Commercial Code including, by way of example only and not as a limitation, the right to repudiate any Lease and reject the Equipment; the right to cancel any lease; the right to revoke acceptance of the Equipment; the right to grant a security interest in the Equipment in Lessee's possession and control for any reason; the right to recover damages thereunder for any breach of warranty or for any other reason deduct all or any part of the claimed damages resulting from Lessor's default, if any, under any Lease; the right to accept partial delivery of Equipment; the right to "cover" by making any purchase or leases of or contract to purchase or lease equipment in substitution for those due from Lessor; the right to recover any general, special, incidental or consequential damages, for any reason whatsoever; and the right to specific performance, replevin, detinue, sequestration, claim and delivery and the like for the Equipment.

        24. CHOICE OF LAW. THIS AGREEMENT AND EACH LEASE HEREUNDER SHALL BE BINDING AND EFFECTIVE WHEN ACCEPTED BY LESSOR AT ITS CORPORATE OFFICE IN BERWYN, PENNSYLVANIA, SHALL BE DEEMED TO HAVE BEEN MADE IN BERWYN, PENNSYLVANIA AND, EXCEPT FOR LOCAL FILING REQUIREMENTS AND LAWS RELATING TO CONFLICT OF LAWS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. LESSEE HEREBY CONSENTS TO AND AGREES THAT PERSONAL JURISDICTION OVER LESSEE AND SUBJECT MATTER JURISDICTION OVER THE EQUIPMENT SHALL BE WITH THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, SOLELY AT LESSOR'S OPTION, WITH RESPECT TO ANY PROVISION OF THIS AGREEMENT OR ANY LEASE HEREUNDER. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE DULY AFFECTED UPON LESSEE BY MAILING SUCH PROCESS VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED. LESSEE ALSO AGREES TO WAIVE ITS RIGHT TO A TRIAL BY JURY.

        25. ENTIRE AGREEMENT, NON-WAIVER AND SEVERABILITY. This Agreement and each Lease hereunder contain the entire agreement and understanding between Lessee and Lessor relating to the subject matter of each Lease. No agreements or understandings shall be binding on the parties hereto unless set forth in writing and signed by the parties. Time is of the essence in this Agreement and each Lease hereunder. No waiver by Lessor of any breach or default shall constitute a waiver of any additional or subsequent breach or default by Lessor nor shall it be a waiver of any of Lessor's rights. Any provision of this Agreement or any Lease hereunder which for any reason may be held unenforceable in any one jurisdiction shall, as to such jurisdiction, be effective to the extent of such unenforceability without invalidating the remaining provisions of this Agreement or any Lease hereunder, and any such unenforceability in any one jurisdiction shall not render such provision unenforceable in any other jurisdiction.
________________________________________________________________________________

L You agree to all of the Terms and Conditions contained in both sides of this Agreement and on any attachments to same (all of which are included
E by reference) and become part of this Agreement. You acknowledge to have read and agreed to all the Terms and Conditions and understand that
S this is a non-cancellable Agreement for the full terms shown above. Agreement shall not be binding upon Lessor or become effective unless
S and until Lessor executes the Agreement. This Agreement is not intended for home or personal use.
E       ------------------------------------------------------------------------
        You acknowledge that the equipment is:     [ ] NEW      [ ] USED
E       ------------------------------------------------------------------------
        Signature
                                WILLIAM A. ANGUS III
S       ------------------------------------------------------------------------
I       Date
G                                  April 26, 1996
N       ------------------------------------------------------------------------
A       Print Name
T                               WILLIAM A. ANGUS III
U       ------------------------------------------------------------------------
R       Title          Sr. Vice President and Chief Financial Officer
E
        ------------------------------------------------------------------------
        For
                Cymer Laser Technologies
        ------------------------------------------------------------------------
________________________________________________________________________________

        ------------------------------------------------------------------------
        Lessor Signature                                Date

        ------------------------------------------------------------------------
        Print Name
L
        ------------------------------------------------------------------------
E       Title

S       ------------------------------------------------------------------------
        For
S               Tokai Financial Services, Inc.
        ------------------------------------------------------------------------
O        [COPY ILLEGIBLE]

R       ------------------------------------------------------------------------
         [COPY ILLEGIBLE]

        ------------------------------------------------------------------------
         [COPY ILLEGIBLE]

        ------------------------------------------------------------------------

MASTER LEASE SCHEDULE NO. 01

This Master Lease Schedule No. 01 ("Lease") is by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee") and incorporates the terms and conditions of that certain Master Lease Agreement dated as of April 3, 1996 between Lessor and Lessee ("Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and on terms and conditions set forth herein. The Lease shall become effective as against Lessor upon Lessor's execution hereof.

- -------------------------------------------------------------------------------
1.  EQUIPMENT:      (see Attachment A)
- -------------------------------------------------------------------------------
                EQUIPMENT LOCATION:             BILLING ADDRESS:
                16275 Technology Drive          16275 Technology Drive
                San Diego                       San Diego
                CA  92127                       CA  92127
                Phone #: (619) 487-2442         Phone #: (619) 487-2442
- -------------------------------------------------------------------------------

2.  LEASE TERM:

For all purposes under the Lease, Lessee agrees that the Lease shall commence ten (10) days after the delivery of all, or substantially all, of the Equipment (Commencement Date), as certified in writing to Lessor by the Vendor.

LESSEE AND LESSOR ACKNOWLEDGE THAT THE INSTALLATION OF THE EQUIPMENT MAY NOT HAVE BEEN COMPLETED AS OF THE COMMENCEMENT DATE. HOWEVER, IN CONSIDERATION OF LESSOR'S AGREEING TO PROVIDE THE FIXED RATE FINANCING SET FORTH HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, LESSEE AGREES THAT ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL. LESSOR IS RELYING UPON LESSEE'S ACCEPTANCE OF THE ABOVE TERMS IN FUNDING THE VENDOR OF THE EQUIPMENT.

The Base Lease Term of the Lease shall be for the term indicated below and shall commence on the first day of the calendar month following the Commencement Date ("Base Term Commencement Date").

a) Base Lease Term: 48 months.
- -------------------------------------------------------------------------------
3. LEASE PAYMENTS:
(a) Interim Rent is due and payable in full on the date specified in Lessor's invoice(s) therefor and shall be computed by dividing one payment of Base Term Rent by thirty (30) and multiplying the result by the number of days from and including the Commencement Date to the day preceding the Base Term
Commencement Date.

(b) Base Term Rent consists of:
- -------------------------------------------------------------------------------
          Number            Amount            Taxes            Total
- -------------------------------------------------------------------------------
           1-48           $3,231.40          included        $3,231.40
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Frequency of Base Term Rent:
- -------------------------------------------------------------------------------
Monthly     X          Quarterly               Other
- -------------------------------------------------------------------------------
The first installment of Base Term Rent shall be due and payable upon the earlier of (i) the date specified in Lessor's invoice therefor, or (ii) the
Base Term Commencement Date.
- -------------------------------------------------------------------------------
4. SPECIAL PAYMENTS:
The following Special Payment(s) shall be due and payable on the date Lessee executes this Lease.
- -------------------------------------------------------------------------------
                                   $3,231.40                        $3,231.40*
      Security Deposit       Advance Lease Payment       Other        Total
- -------------------------------------------------------------------------------
To be applied to the first Base Term Rent payment.
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

5.      STIPULATED LOSS VALUES: (None)

6.      STANDARDS FOR USE AND MAINTENANCE: (see Master Lease)

7.      STANDARDS FOR RETURN CONDITION: (see Master Lease)

8.      LEASE END OPTION:
Provided no Event of Default shall have occurred and remain uncured, Lessee may upon the expiration of the Lease Term exercise any one of the following options with respect to not less than all items of Equipment leased hereunder, (i) return the Equipment to Lessor, (ii) extend the Lease Term at the then fair rental value ("Fair Rental Value") for an extension term the length of which shall be determined by agreement between Lessee and Lessor or (iii) purchase the Equipment for a cash price equal to ten percent (10%) of the Lessor's acquisition cost ("Cash Price"). Lessee agrees to provide Lessor with written notice of Lessee's decision not less than 180 days prior to the expiration of the Lease Term. If Lessee fails to give Lessor 180 days prior written notice, the Lease Term shall automatically be extended without notice to Lessee upon the same terms and conditions for an additional 180 days and may be terminated thereafter upon 180 days prior written notice to Lessor. Upon receipt of Lessee's notice of termination and prior to the return of the Equipment, Lessor shall be entitled to expose the Equipment for resale or lease at the Lessee's premises during reasonable business hours (so long as such exposure does not unreasonably interfere with Lessee's business operations). If by proper notice Lessee elects to purchase the Equipment and upon receipt by Lessor of the Cash Price and all other sums due hereunder, Lessor shall convey title to the Equipment to Lessee free of liens and encumbrances created by Lessor on an AS-IS, WHERE-IS basis and without warranty.

Fair Rental Value shall mean an amount which would obtain in a transaction between an informed and willing lessee (other than a dealer) and an informed and willing lessor (assuming for this purpose that the Equipment shall have been maintained in accordance with this Lease and taking into consideration the in-place value of the Equipment to Lessee) and will be determined by agreement between Lessor and Lessee.

9.      ADDITIONAL PROVISIONS: (None)

10.     MODIFICATIONS AND WAIVERS, EXECUTION IN COUNTERPARTS:
To the extent any of the terms and conditions set forth in this Lease conflict with or are inconsistent with the Master Lease, this Lease shall govern and control. No amendment, modification or waiver of this Lease will be effective unless evidenced by a written document signed by both parties. This Lease may be executed in counterparts, all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Schedule to be executed and delivered by their duly authorized representatives as of the dates set forth below.

- --------------------------------------  ----------------------------------------
 LESSEE:  Cymer Laser Technologies       LESSOR:  Tokai Financial Services, Inc.
- --------------------------------------  ----------------------------------------
 By:            [SIG]                    By:
- --------------------------------------  ----------------------------------------
 Print Name:                             Print Name:
- --------------------------------------  ----------------------------------------
 Title:                                  Title:
- --------------------------------------  ----------------------------------------
 Date:                                   Date:
- --------------------------------------  ----------------------------------------

                    ----------------------------------------
                              FOR OFFICE USE ONLY
                    ----------------------------------------
                     Lease No.
                    ----------------------------------------
                     Customer No.
                    ----------------------------------------
                     Commencement Date
                    ----------------------------------------
                     Base Term Commencement Date
                    ----------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
 1   HAN    1    NPFS-4224-N,  FABRIC PANEL                  291.00     291.00
                               42" X 24"                     SELL%    %65.0000
                                                             101.85     101.85
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 2   HAN    1    NPFS-4224-P,  FABRIC PANEL                  392.00     392.00
                               42" X 36"                     SELL%    %65.0000
                                                             137.20     137.20
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 3   HAN    12   NPFS-4230-N,  FABRIC PANEL                  317.00    3804.00
                               42" X 30"                     SELL%    %65.0000
                                                             110.95    1331.40
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 4   HAN    18   NPFS-4236-N,  FABRIC PANEL                  345.00    6210.00
                               42" X 36"                     SELL%    %65.0000
                                                             120.75    2173.50
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 5   HAN    39   NPFS-4236-P,  FABRIC PANEL                  446.00   17394.00
                               42" X 36"                     SELL%    %65.0000
                                                             156.10    6087.90
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 6   HAN    3    NPFS-4248-P,  FABRIC PANEL                  525.00    1575.00
                               42" X 48"                     SELL%    %65.0000
                                                             183.75     531.25
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 7   HAN    2    NPFS-4260-P,  FABRIC PANEL                  594.00    1188.00
                               42" X 60"                     SELL%    %65.0000
                                                             207.90     415.80
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 8   HAN    6    NPFS-6424-N,  FABRIC PANEL                  356.00    2136.00
                               54" X 24"                     SELL%    %65.0000
                                                             124.50     747.60
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
 9   HAN    4    NPFS-6430-N,  FABRIC PANEL                  411.00    1644.00
                               54" X 30"                     SELL%    %65.0000
                                                             143.85     575.40
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
10   HAN     1   NPFS-6436-N,  FABRIC PANEL                  448.00     448.00
                               64" X 36"                     SELL%    %65.0000
                                                             156.80     156.80
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
11   HAN    55   NPFS-6436-P,  FABRIC PANEL                  549.00   30195.00
                               64" X 36"                     SELL%    %65.0000
                                                             192.15   10568.25
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
12   HAN    23   NPFS-6448-N,  FABRIC PANEL                  520.00   11960.00
                               64" X 48"                     SELL%    %65.0000
                                                             182.00    4186.00
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
13    HAN    2   NPFS-6448-P,  FABRIC PANEL                  621.00    1242.00
                               64" X 48"                     SELL%    %65.0000
                                                             217.35     434.70
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
14    HAN    5   NPFS-6460-N,  FABRIC PANEL                  500.00    3000.00
                               64" X 50"                     SELL%    %65.0000
                                                             210.00    1050.00
                               FN- OAC, FN- OAC, TR- OAC
- -------------------------------------------------------------------------------
15   HAN    33   NVSS-42,      STRAIGHT CONNECTOR            29.00      957.00
                               42"                           SELL%    %65.0000
                                                             10.15      334.95
                               00
- -------------------------------------------------------------------------------
16   HAN    55   NVSS-64,      STRAIGHT CONNECTOR            35.00     1925.00
                               64"                           SELL%    %65.0000
                                                             12.25      673.75
                               00
- -------------------------------------------------------------------------------
17   HAN     1   NV2S-42,F     2-WAY PANEL CONNECTOR - 42"   125.00     125.00
                                                             SELL%    %65.0000
                                                             44.10       44.10
                               TR- OAC, FN- OAC.
- -------------------------------------------------------------------------------
18   HAN    27   NV2S-64-F,    2-WAY PANEL CONNECTOR - 64"   138.00    3726.00
                                                             SELL%    %65.0000
                                                             48.30     1304.10
                               TR- OAC, FN- OAC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
19   HAN   26    NV3S-64-F,    3-WAY PANEL CONNECTOR--64"    184.00    4784.00
                                                             SELL%    %65.0000
                                                             64.40     1674.40
                               TR- OAC, FN- OAC
- -------------------------------------------------------------------------------
20   HAN    3    NV4S-64-S,    4-WAY PANEL CONNECTOR--64"    205.00     615.00
                                                             SELL%    %65.0000
                                                             71.75      215.25
                               TR- OAC
- -------------------------------------------------------------------------------
21   HAN   34    NVES-42-F,    END-OF-RUN COVER--42"         60.00     2040.00
                                                             SELL%    %65.0000
                                                             21.00      714.00
                               TR- OAC, FN- OAC
- -------------------------------------------------------------------------------
22   HAN   12    NVES-64-F,    END-OF-RUN COVER--64"         65.00      780.00
                                                             SELL%    %65.0000
                                                             22.75      273.00
                               TR- OAC, FN- OAC
- -------------------------------------------------------------------------------
23   HAN   58    NVVS-22-F,    VARIABLE HEIGHT COVER--22"    63.00     3654.00
                                                             SELL%    %65.0000
                                                             22.03     1278.90
                               TR- OAC, FN- OAC
- -------------------------------------------------------------------------------
24   HAN    1    NVTS-64,      T-MOUNT KIT--64"              62.00       62.00
                                                             SELL%    %65.0000
                                                             21.70       21.70
                               TR- OAC,
- -------------------------------------------------------------------------------
25   HAN   13    NET-64,       TOP FEED MODULE               228.00    2964.00
                                54" PANEL                    SELL%    %65.0000
                                                             79.80     1037.40
                               TR- OAC,
- -------------------------------------------------------------------------------
26   HAN   22    NER-1,        POWER RECEPTACLE--TRIPLEX     33.00     1325.00
                                BOX OF 6                     SELL%    %65.0000
                                                             29.05      639.10
                               TR- OAC,
- -------------------------------------------------------------------------------
27   HAN    1    NES-1,        POWER CONNECTOR               59.00       59.00
                                STRAIGHT-SPAN                SELL%    %65.0000
                                                             20.65       20.65
                               00
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
28   HAN   42    NEC-2,        PANEL PORT KIT--STANDARD      30.00     1250.00
                                WALL OUTLET                  SELL%    %65.0000
                                                             10.50      441.00
                               00
- -------------------------------------------------------------------------------
29   HAN   83    NEV-1,        VERTICAL WIRE MANAGER         13.00     1079.00
                                                             SELL%    %65.0000
                                                             4.55       377.65
                               TR- OAC,
- -------------------------------------------------------------------------------
30   HAN   64    NUDS-36,      OVERHEAD STORAGE UNIT--36"    359.00   22976.00
                                STEEL DOOR                   SELL%    %65.0000
                                                             125.65    8041.60
                               TR- OAC,
- -------------------------------------------------------------------------------
31   HAN   19    NUDS-48,      OVERHEAD STORAGE UNIT--48"    383.00    7277.00
                                STEEL DOOR                   SELL%    %65.0000
                                                             134.05    2546.95
                               TR- OAC,
- -------------------------------------------------------------------------------
32   HAN   64    NTL-36,       TASK LIGHT--36"               148.00    9472.00
                                                             SELL%    %65.0000
                                                             51.80     3315.20
                               TR- OAC,
- -------------------------------------------------------------------------------
33   HAN   19    NTL-48,       TASK LIGHT--48"               153.00    2907.00
                                                             SELL%    %65.0000
                                                             53.55     1017.45
                               TR- OAC,
- -------------------------------------------------------------------------------
34   HAN   23    NAPB-36,      36" PAPER MST MOUNTING BAR    70.00     1610.00
                                                             SELL%    %65.0000
                                                             24.50      563.50
                               TR- OAC,
- -------------------------------------------------------------------------------
35   HAN   18    NAPB-48,      48" PAPER MST MOUNTING BAR    83.00     1494.00
                                                             SELL%    %65.0000
                                                             29.05      522.50
                               TR- OAC,
- -------------------------------------------------------------------------------
36   HAN   41    NAPD-12,      DIAGONAL UNIT--4 DIVIDERS     82.00     3362.00
                                12", SUSPENDED               SELL%    %65.0000
                                                             28.70     1175.70
                               TR- OAC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
37   HAN    41   NAPH-13,      HORIZONTAL UNIT, SUSPENDED    78.00     3198.00
                               SIDE-TO-SIDE                  SELL%    %65.0000
                                                             27.30     1119.30
                               TR- OAC,
- -------------------------------------------------------------------------------
38   HAN    6    NWRL-2436,    LMNT WORKSURFACE - REGULAR    166.00     996.00
                               24" X 36"                     SELL%    %65.0000
                                                             58.10      348.50
                               OH- OAC,
- -------------------------------------------------------------------------------
39   HAN    37   NWRL-2448,    LMNT WORKSURFACE - REGULAR    233.00    8621.00
                               24" X 48"                     SELL%    %65.0000
                                                             81.55     3017.35
                               OH- OAC,
- -------------------------------------------------------------------------------
40   HAN    1    NWRL-2460,    LMNT WORKSURFACE - REGULAR    267.00     267.00
                               24" X 60"                     SELL%    %65.0000
                                                             93.45       93.45
                               OH- OAC,
- -------------------------------------------------------------------------------
41   HAN    20   NWRL-2472,    LMNT WORKSURFACE - REGULAR    326.00    6520.00
                               24" X 72"                     SELL%    %65.0000
                                                             114.10    2282.00
                               OH- OAC,
- -------------------------------------------------------------------------------
42   HAN    41   NWCL-2436,    CORNER WS - LAMINATE          281.00   11521.00
                               24" X 36"                     SELL%    %65.0000
                                                             98.35     4032.35
                               OH- OAC,
- -------------------------------------------------------------------------------
43   HAN    42   NAK-2P,       ADJUSTABLE KEYBOARD PAD       325.00   13692.00
                               W/PALM REST                   SELL%    %65.0000
                                                             114.10    4792.20
                               OO
- -------------------------------------------------------------------------------
44   HAN    108  MSC-1,        SHARED CANTILEVER BRACKET     37.00     3996.00
                                                             SELL%    %65.0000
                                                             12.95     1398.60
                               OO
- -------------------------------------------------------------------------------
45   HAN    28   NSBL-1,       CORNER SUPPORT BRACKET - LEFT 5.00       140.00
                                                             SELL%    %65.0000
                                                             1.75        49.00
                               OO
- -------------------------------------------------------------------------------

                                                        Lessee Initials  /s/
                                                                        ------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
 46   HAN   28    NSBR-1,      CORNER SUPPORT BRACKET-RIGHT  5.00       140.00
                                                             SELL%    %65.0000
                                                             1.75        49.00
                               OO
- -------------------------------------------------------------------------------
 47   HAN   41    NDFS-2415-   FIXED PEDESTAL-STEEL FRONT    391.00   16031.00
                  1H,          24" DEEP                      SELL%    %65.0000
                                                             136.85    5610.85
                               TR- OAC,
- -------------------------------------------------------------------------------
 48   HAN   41    NAC-18,      PENCIL DRAWER                 50.00     2050.00
                                                             SELL%    %65.0000
                                                             17.50      717.50
                               OO
- -------------------------------------------------------------------------------
 49   HAF   18    LFSS-542-L,  5-HI LATERAL FILE, SQUARE     1590.00  28620.00
                  DOF,         CASE 42 INCHES                SELL%    %55.0000
                                                             715.50   12879.00
                               TR- OAC, TR- OAC,
- -------------------------------------------------------------------------------
 50   HAF   1     LFSS-530-L   5-HI LATERAL FILE, SQUARE     1229.00   1229.00
                  DOF,         CASE 3O INCHES                SELL%    %55.0000
                                                             553.05     553.05
                               TR- OAC, TR-OAC
- -------------------------------------------------------------------------------
 51   HAF   2     LFSS-536-L   5-HI STORAGE, SQUARE          788.00    1576.00
                  C,           CASE,36"                      SELL%    %55.0000
                                                             354.60     709.20
                               TR- OAC, TR- OAC,
- -------------------------------------------------------------------------------
 52   ECK   41    2723/3159    ERGONOMIC HIGH BACK TASK      538.00   26158.00
                  ARMS         CHAIR W/ADJUSTABLE "T"        SELL%    %50.0000
                               ARMS                          319.00   13079.00

- -------------------------------------------------------------------------------
 53   ECK   1     27000 GUEST  ECK ADAMS GUEST CHAIR         500.00     500.00
                                                             SELL%    %50.0000
                                                             250.00     250.00

- -------------------------------------------------------------------------------
 54   SDO   1     LOT          FREIGHT, DELIVERY AND         12900.0  12900.00
                               PRODUCT INSTALLATION          SELL%     %0.0000
                               SERVICE                       12900.00 12900.00
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 01 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
 55  SDD    1    LOT           FINAL DESIGN AND              4290.00   4290.00
                               SPECIFICATION OF PHASE I      SELL%    %65.0000
                               WORKSTATIONS,                 4290.00   4290.00

- -------------------------------------------------------------------------------
 56  TAX    1    LOT           7.75% SALES TAX               9991.48   9991.48
                                                             SELL%    %65.0000
                                                             9991.48   9991.48
- -------------------------------------------------------------------------------

Totals:

List    =               $308870.48
Sell%   =                 %56.9678
Sell    =               $132913.93


- -----------------------------------         -----------------------------------
         LESSEE SIGNATURE                           ACCEPTED BY LESSOR
- -----------------------------------         -----------------------------------
By:                                         By:
- -----------------------------------         -----------------------------------
Print Name:                                 Print Name:
- -----------------------------------         -----------------------------------
Title:                                      Title:
- -----------------------------------         -----------------------------------
Date:                                       Date:
- -----------------------------------         -----------------------------------

MASTER LEASE SCHEDULE NO. 02

This Master Lease Schedule No. 02 ("Lease") is by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee") and incorporates the terms and conditions of that certain Master Lease Agreement dated as of April 23, 1996 between Lessor and Lessee ("Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and on terms and conditions set forth herein. The Lease shall become effective as against Lessor upon Lessor's execution hereof.

- --------------------------------------------------------------------------------
1. EQUIPMENT:    (see Attachment A)
- --------------------------------------------------------------------------------
        EQUIPMENT LOCATION:                             BILLING ADDRESS:
- --------------------------------------------------------------------------------
      16275 Technology Drive                          16275 Technology Drive
- --------------------------------------------------------------------------------
      San Diego                                       San Diego
- --------------------------------------------------------------------------------
      CA     92127                                    CA     92127
- --------------------------------------------------------------------------------
Phone #: (619) 487-2442                         Phone #: (619) 487-2442
- --------------------------------------------------------------------------------

2. LEASE TERM:
For all purposes under the Lease, Lessee agrees that the Lease shall commence ten (10) days after the delivery of all, or substantially all, of the Equipment (Commencement Date), as certified in writing to Lessor by the Vendor. LESSEE AND LESSOR ACKNOWLEDGE THAT THE INSTALLATION OF THE EQUIPMENT MAY NOT HAVE BEEN COMPLETED AS OF THE COMMENCEMENT DATE. HOWEVER, IN CONSIDERATION OF LESSOR'S AGREEING TO PROVIDE THE FIXED RATE FINANCING SET FORTH HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, LESSEE AGREES THAT ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL. LESSOR IS RELYING UPON LESSEE'S ACCEPTANCE OF THE ABOVE TERMS IN FUNDING THE VENDOR OF THE EQUIPMENT.

The Base Lease Term of the Lease shall be for the term indicated below and shall commence on the first day of the calendar month following the Commencement Date ("Base Term Commencement Date").

(a) Base Lease Term:  48 months

- --------------------------------------------------------------------------------

3. LEASE PAYMENTS:

(a) Interim Rent is due and payable in full on the date specified in Lessor's invoice(s) therefor and shall be computed by dividing one payment of Base Term Rent by thirty (30) and multiplying the result by the number of days from and including the Commencement Date to the day preceding the Base Term Commencement Date.

(b) Base Term Rent consists of:

- --------------------------------------------------------------------------------
            Number            Amount            Taxes            Total
- --------------------------------------------------------------------------------
             1-48           $8,291.01          included        $8,291.01
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Frequency of Base Term Rent:
- --------------------------------------------------------------------------------
Monthly      X              Quarterly          Other
- --------------------------------------------------------------------------------
The first installment of Base Term Rent shall be due and payable upon the earlier of (i) the date specified in Lessor's invoice therefor, or (ii) the Base
Term Commencement Date.
- --------------------------------------------------------------------------------

4. SPECIAL PAYMENTS:

The following Special Payment(s) shall be due and payable on the date Lessee executes this Lease.

- --------------------------------------------------------------------------------
                               $8,291.01                        $8,291.01*
  Security Deposit       Advance Lease Payment       Other         Total
- --------------------------------------------------------------------------------
* To be applied to the first Base Term Rent payment.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

5.      STIPULATED LOSS VALUES: (None)

6.      STANDARDS FOR USE AND MAINTENANCE: (see Master Lease)

7.      STANDARDS FOR RETURN CONDITION: (see Master Lease)

8.      LEASE END OPTION:
Provided no Event of Default shall have occurred and remain uncured, Lessee may upon the expiration of the Lease Term exercise any one of the following options with respect to not less than all items of Equipment leased hereunder, (i) return the Equipment to Lessor, (ii) extend the Lease Term at the then fair rental value ("Fair Rental Value") for an extension term the length of which shall be determined by agreement between Lessee and Lessor or (iii) purchase the Equipment for a cash price equal to ten percent (10%) of the Lessor's acquisition cost ("Cash Price"). Lessee agrees to provide Lessor with written notice of Lessee's decision not less than 180 days prior to the expiration of the Lease Term. If Lessee fails to give Lessor 180 days prior written notice, the Lese Term shall automatically be extended without notice to Lessee upon the same terms and conditions for an additional 180 days and may be terminated thereafter upon 180 days prior written notice to Lessor. Upon receipt of Lessee's notice of termination and prior to the return of the Equipment, Lessor shall be entitled to expose the Equipment for resale or lease at the Lessee's premises during reasonable business hours (so long as such exposure does not unreasonably interfere with Lessee's business operations). If by proper notice Lessee elects to purchase the Equipment and upon receipt by Lessor of the Cash Price and all other sums due hereunder, Lessor shall convey title to the Equipment to Lessee free of liens and encumbrances created by Lessor on an AS-IS, WHERE-IS basis and without warranty.

Fair Rental Value shall mean an amount which would obtain in a transaction between an informed and willing lessee (other than a dealer) and an informed and willing lessor (assuming for this purpose that the Equipment shall have been maintained in accordance with this Lease and taking into consideration the in-place value of the Equipment to Lessee) and will be determined by agreement between Lessor and Lessee.

9.      ADDITIONAL PROVISIONS: (None)

10.     MODIFICATIONS AND WAIVERS, EXECUTION IN COUNTERPARTS:
To the extent any of the terms and conditions set forth in this Lease conflict with or are inconsistent with the Master Lease, this Lease shall govern and control. No amendment, modification or waiver of this Lease will be effective unless evidenced by a written document signed by both parties. This Lease may be executed in counterparts, all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Schedule to be executed and delivered by their duly authorized representatives as of the dates set forth below.

- --------------------------------------  ----------------------------------------
 LESSEE:  Cymer Laser Technologies       LESSOR:  Tokai Financial Services, Inc.
- --------------------------------------  ----------------------------------------
 By:            [SIG]                    By:
- --------------------------------------  ----------------------------------------
 Print Name:                             Print Name:
- --------------------------------------  ----------------------------------------
 Title:                                  Title:
- --------------------------------------  ----------------------------------------
 Date:                                   Date:
- --------------------------------------  ----------------------------------------

                    ----------------------------------------
                              FOR OFFICE USE ONLY
                    ----------------------------------------
                     Lease No.
                    ----------------------------------------
                     Customer No.
                    ----------------------------------------
                     Commencement Date
                    ----------------------------------------
                     Base Term Commencement Date
                    ----------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
 1   HAN    2    NPFS-4224-N,  FABRIC PANEL                  291.00     582.00
                               42" X 24"                     SELL%    %65.0000
                                                             101.85     203.70
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 2   HAN    2    NPFS-4224-P,  FABRIC PANEL                  392.00     784.00
                               42" X 24"                     SELL%    %65.0000
                                                             137.20     274.40
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 3   HAN    6    NPFS-4230-N,  FABRIC PANEL                  317.00    1902.00
                               42" X 30"                     SELL%    %65.0000
                                                             110.95     665.70
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 4   HAN    95   NPFS-4236-N,  FABRIC PANEL                  345.00   32775.00
                               42" X 35"                     SELL%    %65.0000
                                                             120.75   11471.25
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 5   HAN    24   NPFS-4236-P,  FABRIC PANEL                  446.00   10704.00
                               42" X 36"                     SELL%    %65.0000
                                                             156.10    3745.40
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 6   HAN    4    NPFS-4248-N,  FABRIC PANEL                  424.00    1696.00
                               42" X 48"                      SELL%   %65.0000
                                                             148.40     593.60
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 7   HAN    12   NPFS-6424-N,  FABRIC PANEL                  356.00    4272.00
                               64" X 24"                     SELL%    %65.0000
                                                             124.60    1495.20
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 8   HAN    1    NPFS-6424-P,  FABRIC PANEL                  457.00     457.00
                               64" X 24"                     SELL%    %65.0000
                                                             159.95     159.95
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
 9   HAN    3    NPFS-6430-N,  FABRIC PANEL                  411.00    1233.00
                               64" X 30"                     SELL%    %65.0000
                                                             143.85     431.55
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
10   HAN    1    NPFS-6430-P,  FABRIC PANEL                  512.00     512.00
                               64" X 30"                     SELL%    %65.0000
                                                             179.20     179.20
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
11   HAN    11   NPFS-6436-N,  FABRIC PANEL                  448.00    4928.00
                               64" X 36"                     SELL%    %65.0000
                                                             156.80    1724.80
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
12   HAN    197  NPFS-6436-P,  FABRIC PANEL                  549.00  108153.00
                               64" X 36"                     SELL%    %65.0000
                                                             192.15   37853.55
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
13   HAN    61   NPFS-6448-N,  FABRIC PANEL                  520.00   31720.00
                               64" X 48"                     SELL%    %65.0000
                                                             182.00   11102.50
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
14   HAN    4    NPFS-6448-P,  FABRIC PANEL                  621.00    2484.00
                               64" X 48"                     SELL%    %65.0000
                                                             217.35     869.40
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
15   HAN   12    NPFS-6460-N,  FABRIC PANEL                  600.00    7200.00
                               64" X 60"                     SELL%    %65.0000
                                                             210.00    2520.00
                               FN- 0AC, FN- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
16   HAN   18    NVSS-42,      STRAIGHT CONNECTOR             29.00     522.00
                               42"                            SELL%   %65.0000
                                                              10.15     182.70
                               00
- -------------------------------------------------------------------------------
17   HAN   176   NVSS-64,      STRAIGHT CONNECTOR             35.00    6160.00
                               64"                            SELL%   %65.0000
                                                              12.25    2156.00
                               00
- -------------------------------------------------------------------------------
18   HAN    8    NV2S-42-F,    2-WAY PANEL CONNECTOR - 42"   125.00    1008.00
                                                              SELL%   %65.0000
                                                              44.10     352.80
                               TR- 0AC, FN- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
19   HAN    39   NV2S-64-F,    2-WAY PANEL CONNECTOR - 64"   138.00    5382.00
                                                             SELL%    %65.0000
                                                              48.30    1883.70
                               TR- 0AC, FN- 0AC,
- -------------------------------------------------------------------------------
20   HAN    65   NV3S-64-F,    3-WAY PANEL CONNECTOR - 64"   184.00   11960.00
                                                             SELL%    %65.0000
     4 EXTRA                                                  64.40    4186.00
                               TR- 0AC, FN- 0AC,
- -------------------------------------------------------------------------------
21   HAN    19   NV4S-64-S,    4-WAY PANEL CONNECTOR - 64"   205.00    3895.00
                                                             SELL%    %65.0000
                                                              71.75    1363.25
                               TR- 0AC
- -------------------------------------------------------------------------------
22   HAN    105  NVES-42-F,    END-OF-RUN COVER - 42"         60.00    6300.00
                                                             SELL%    %65.0000
                                                              21.00    2205.00
                               TR- 0AC, FN-0AC,
- -------------------------------------------------------------------------------
23   HAN    22   NVES-64-F,    END-OF-RUN-COVER - 64"         65.00    1430.00
                                                              SELL%   %65.0000
                                                              22.75     500.50
                               TR- 0AC, FN- 0AC,
- -------------------------------------------------------------------------------
24   HAN    109  NVVS-22-F,    VARIABLE HEIGHT COVER - 22"    63.00    6867.00
                                                             SELL%    %65.0000
                                                              22.05    2403.45
                               TR- 0AC, FN- 0AC,
- -------------------------------------------------------------------------------
25   HAN    2    NVTS-64,      T-MOUNT KIT                    62.00     124.00
                               64"                           SELL%    %65.0000
                                                              21.70      43.40
                               TR- 0AC
- -------------------------------------------------------------------------------
26   HAN    2    NET-42,       TOP FEED MODULE               236.00     472.00
                               42" PANEL                     SELL%    %65.0000
                                                              82.60     165.20
                               TR- 0AC
- -------------------------------------------------------------------------------
27   HAN    29   NET-64,       TOP FEED MODULE               228.00    6612.00
                               64" PANEL                     SELL%    %65.0000
                                                              79.80    2314.20
                               TR- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
28   HAN    58   NER-1,       POWER RECEPTACLE - TRIPLEX      83.00    4814.00
                              BOX OF 6                       SELL%    %65.0000
     347 EA.                                                  29.05    1684.90
                              TR- 0AC,
- -------------------------------------------------------------------------------
29   HAN    1    NES-1,       POWER CONNECTOR                 59.00      59.00
                              STRAIGHT-SPAN                  SELL%    %65.0000
                                                              20.65      20.65
                              00
- -------------------------------------------------------------------------------
30   HAN    115  NEC-2,       PANEL PORT KIT - STANDARD WALL  30.00    3450.00
                              OUTLET                         SELL%    %65.0000
                                                              10.50    1207.50
                              00
- -------------------------------------------------------------------------------
31   HAN    229  NEV-1,       VERTICAL WIRE MANAGER           13.00    2977.00
                                                             SELL%    %65.0000
                                                               4.55    1041.95
                              TR- 0AC,
- -------------------------------------------------------------------------------
32   HAN    217  NUDS-36,     OVERHEAD STORAGE UNIT - 36"    359.00   77903.00
                              STEEL DOOR                     SELL%    %65.0000
                                                             125.65   27266.05
                              TR- 0AC,
- -------------------------------------------------------------------------------
33   HAN    11   NUDS-48,     OVERHEAD STORAGE UNIT - 48"    383.00    4213.00
                              STEEL DOOR                     SELL%    %65.0000
                                                             134.05    1474.55
                              TR- 0AC,
- -------------------------------------------------------------------------------
34   HAN    1    NUDS-60,     OVERHEAD STORAGE UNIT - 60"    454.00     454.00
                              STEEL DOOR                     SELL%    %65.0000
                                                             158.90     158.90
                              TR- 0AC,
- -------------------------------------------------------------------------------
35   HAN    217  NTL-36,      TASK LIGHT - 36"               148.00   32116.00
                                                             SELL%    %65.0000
                                                              51.80   11240.60
                              TR- 0AC,
- -------------------------------------------------------------------------------
36   HAN    11   NTL-48,      TASK LIGHT - 48"               153.00    1683.00
                                                             SELL%    %65.0000
                                                              53.55     589.05
                              TR- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
37   HAN    3    NTL-60,       TASK LIGHT - 60"              166.00     166.00
                               42" X 24"                      SELL%   %65.0000
                                                              58.10      58.10
                               TR- 0AC,
- -------------------------------------------------------------------------------
38   HAN   17    NAPB-36,      36" PAPER MGT MOUNTING BAR     70.00    1190.00
                                                             SELL%    %65.0000
                                                              24.50     416.50
                               TR- 0AC,
- -------------------------------------------------------------------------------
39   HAN    98   NAPB-48,      48" PAPER MGT MOUNTING BAR     83.00    8134.00
                                                             SELL%    %65.0000
                                                              29.05    2846.90
                               TR- 0AC,
- -------------------------------------------------------------------------------
40   HAN   115   NAPD-12,      DIAGONAL UNIT - 4 DIVIDERS     82.00    9430.00
                               12", SUSPENDED                SELL%    %65.0000
                                                              28.70    3300.50
                               TR- 0AC,
- -------------------------------------------------------------------------------
41   HAN   115   NAPH-13,      HORIZONTAL UNIT, SUSPENDED     78.00    8970.00
                               SIDE-TO-SIDE                  SELL%    %65.0000
                                                              27.30    3139.50
                               TR- 0AC,
- -------------------------------------------------------------------------------
42   HAN    2    NWRL-2430,    LMNT WORKSURFACE - REGULAR    150.00     300.00
                               24" X 30"                     SELL%    %65.0000
                                                              52.50     105.00
                               0H- 0AC,
- -------------------------------------------------------------------------------
43   HAN   15    NWRL-2436,    LMNT WORKSURFACE - REGULAR    156.00    2490.00
                               24" X 36"                     SELL%    %65.0000
                                                              58.10     371.50
                               0H- 0AC,
- -------------------------------------------------------------------------------
44   HAN  109    NWRL-2448,    LMNT WORKSURFACE - REGULAR    233.00   25397.00
                               24" X 48"                     SELL%    %65.0000
                                                              81.55    8888.95
                               0H- 0AC,
- -------------------------------------------------------------------------------
45   HAN    1    NWRL-2460,    LMNT WORKSURFACE - REGULAR    267.00     267.00
                               24" X 60"                     SELL%    %65.0000
                                                              93.45      93.45
                               0H- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
46   HAN    51   NWRL-2472,    LMNT WORKSURFACE - REGULAR    326.00   16625.00
                               24" X 72"                     SELL%    %65.0000
                                                             114.10    5819.10
                               0H- 0AC,
- -------------------------------------------------------------------------------
47   HAN   111   NWCL-2436,    CORNER WS - LAMINATE          281.00   31191.00
                               24" X 36"                     SELL%    %65.0000
                                                              98.35   10916.85
                               0H - 0AC,
- -------------------------------------------------------------------------------
48   HAN    2    NWTL-1236,    COUNTER TOP - LAMINATE        204.00     408.00
                               12" X 36"                     SELL%    %65.0000
                                                              71.40     142.80
                               0H - 0AC,
- -------------------------------------------------------------------------------
49   HAN    2    NWTL-1248,    COUNTER TOP - LAMINATE        228.00     456.00
                               12" X 48"                     SELL%    %65.0000
                                                              79.80     159.60
                               0H- 0AC,
- -------------------------------------------------------------------------------
50   HAN    2    SPLA-4032,    CORNER COUNTER TOP - LAMINATE 484.00     968.00
                               12" X 36"                     SELL%    %65.0000
                                                             169.40     338.80
                               0H - 0AC,
- -------------------------------------------------------------------------------
51   HAN  115    NAX-2P,       ADJUSTABLE KEYBOARD PAD       326.00   37490.00
                               W/PALM REST                   SELL%    %65.0000
                                                             114.10   13121.50
                               00
- -------------------------------------------------------------------------------
52   HAN  280    NSC-1,        SHARED CANTILEVER BRACKET      37.00   10360.00
                                                             SELL%    %65.0000
     2 EXTRA                   00                             12.95    3625.00

- -------------------------------------------------------------------------------
53   HAN   71    NEBL-1,       CORNER SUPPORT BRACKET-LEFT     5.00     355.00
                                                             SELL%    %65.0000
     2 EXTRA                                                   1.75     124.25
                               00
- -------------------------------------------------------------------------------
54   HAN   76    NSBR-1,       CORNER SUPPORT BRACKET-RIGHT    5.00     380.00
                                                             SELL%    %65.0000
     2 EXTRA                                                   1.75     133.00
                               00
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
55   HAN     2   NSP-24,       END PANEL - 24", LEFT         191.00     382.00
                                                             SELL%    %65.0000
                                                              66.85     133.70
                               0M- 0AC,
- -------------------------------------------------------------------------------
56   HAN   113   NDFS-2415-1H, FIXED PEDESTAL - STEEL FRONT  391.00   44183.00
                               24" DEEP                      SELL%    %65.0000
                                                             136.85   15464.05
                               TR- 0AC,
- -------------------------------------------------------------------------------
57   HAN   116   NAC-18,       PENCIL DRAWER                  50.00    5800.00
                                                             SELL%    %65.0000
                                                              17.50    2030.00
                               00
- -------------------------------------------------------------------------------
58   HAJ   114   LSET-3,       STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 3)              SELL%    %65.0000
                 114 WRKSTA                                    0.00       0.00
                               LX- 0BL,
- -------------------------------------------------------------------------------
59   HAJ     2   LSET-6,       STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 6)              SELL%    %65.0000
                 156, 157                                      0.00       0.00
                               LX- 0BL,
- -------------------------------------------------------------------------------
60   HAJ     7   LSET-3,       STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 3)              SELL%    %65.0000
     47, 94,     110, 121, 13                                  0.00       0.00
                 7, 140, 234   LX- 0BP,
- -------------------------------------------------------------------------------
61   HAJ     5   LSET-6,       STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 6)              SELL%    %65.0000
                 109, 142, 2X                                  0.00       0.00
                 237, 238      LX- 0BP,
- -------------------------------------------------------------------------------
62   HAJ     2   LSET-9,       STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 9)               SELL%   %65.0000
                 215 X 2                                       0.00       0.00
                 AISLE         LX- 0BP,
- -------------------------------------------------------------------------------
63   HAJ     1   LSET-12,      STANDARD LOCK PLUG & KEY        0.00       0.00
                               LOCK SET (QTY 12)              SELL%   %65.0000
                 234 AISLE                                     0.00       0.00
                               LX- 0BP,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
64   HAJ     1   SK-300        SET OF EACH OF THE SL SERIES  450.00     450.00
                               KEYS (QTY 300)                SELL%    %65.0000
                                                             157.50     157.50
                               00
- -------------------------------------------------------------------------------
65   HAN     4   NPKL-2436,    CORNER - LAMINATE TOP         580.00    2320.00
                               24" X 36"                     SELL%    %55.0000
     FREESTG.                                                261.00    1044.00
                               0H- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
66   HAN     3   NFRL-2448-    RETURN, DESK HEIGHT, LAMINATE 603.00    1809.00
                 L.            24" X 48"                     SELL%    %55.0000
     FREESTG.                                                271.35     814.05
                               0H- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
67   HAN     1   NFRL-2448-    RETURN, DESK HEIGHT, LAMINATE 603.00     603.00
                 R,            24" X 48"                     SELL%    %55.0000
     FREESTG.                                                271.35     271.35
                               0H- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
68   HAF    21   LFSS-330-L    3-HI LATERAL FILE, SQUARE     602.00   16842.00
                 D0F,          CASE 30 INCHES                SELL%    %55.0000
     SQUARE                                                  360.90    7578.90
                               TR- 0AC, TR-0AC,
- -------------------------------------------------------------------------------
69   HAF    2    LFSS-342-L    3-HI LATERAL FILE, SQUARE    1021.00    2042.00
                 DGF,          CASE 42 INCHES                SELL%    %55.0000
     SQUARE                                                  459.45     918.90
                               TR- 0AC, TR-0AC,
- -------------------------------------------------------------------------------
70   HAF    3    LFSS-442-L    4-HI LATERAL FILE, SQUARE    1327.00    3981.00
                 D0F,          CASE 42 INCHES                SELL%    %65.0000
     SQUARE                                                  597.15    1791.45
                               TR- 0AC, TR-0AC,
- -------------------------------------------------------------------------------
71   HAF    1    LFSS-430-L    4-HI LATERAL FILE, SQUARE    1022.00    1022.00
                 D0F,          CASE 30 INCHES                SELL%    %55.0000
     SQUARE                                                  459.90     459.90
                               TR- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
72   HAF    4    LFSS-530-L    5-HI LATERAL FILE, SQUARE    1229.00    4916.00
                 D0F,          CASE 30 INCHES                SELL%    %55.0000
     SQUARE                                                  553.05    2212.20
                               TR- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty  Part #      Description/Options              Unit      Extended
- -------------------------------------------------------------------------------
73   HAF   30   LFSS-542-L  5-HI LATERAL FILE, SQUARE CASE   1590.00  47700.00
                DOF,        42 INCHES                        SELL%    %55.0000
     SQUARE                                                   715.50  21465.00
                            TR- 0AC, TR- 0AC,
- -------------------------------------------------------------------------------
74   HAL    1   LTPR-3030,  SOFT PROFILE SERIES, CORNER TBL  1017.00   1017.00
                            30" X 30"                        SELL%    %40.0000
     REC'PN.                                                  610.20    610.20
                            (1) VM- 00A,
- -------------------------------------------------------------------------------
75   HAL    1   LTPR-2453,  SOFT PROFILE SERIES, COFFEE TBL  1028.00   1028.00
                               24" X 53"                     SELL%    %40.0000
     REC'PN.                                                  616.80    616.80
                            (1) VM- 00A,
- -------------------------------------------------------------------------------
76   HAM    5   190-0029,   190 ASCENT - LOUNGE CHAIR        1474.00   7370.00
                                                             SELL%    %40.0000
     REC'PN.                                                  584.40   4422.00
                            NT- 012, M2- CAA,
- -------------------------------------------------------------------------------
77   ECP   85   2723/3159   ERGONOMIC HIGH BACK TASK CHAIR    638.00  54230.00
                ARMS        W/ ADJUSTABLE "T" ARMS           SELL%    %50.0000
     WORKSTA.                                                 319.00  27115.00
                            FAB- 276, TR- 0BX, TR- 0BK,
- -------------------------------------------------------------------------------
78   MAS    6   M600-2100,  4-LEG STCKR, NO ARMS, POLY OUTER  245.00   1470.00
                                                              SELL%   %50.0000
                                                              122.50    735.00
                            TE- 047, TR- 00E,
- -------------------------------------------------------------------------------
79   SDO    1   LOT         FREIGHT, DELIVERY AND PRODUCT   35000.00  35000.00
                            INSTALLATION SERVICE              SELL%   % 5.0000
                                                            35000.00  35000.00
- -------------------------------------------------------------------------------
80   SDO    1   LOT         FINAL DESIGN AND SPECIFICATION   4120.00   4120.00
                            OF PHASE 1 WORKSTATIONS.          SELL%   % 0.0000
                                                             4120.00   4120.00
- -------------------------------------------------------------------------------
81   TAX    1   LOT         7.75% SALES TAX                 24232.18  24232.18
                                                              SELL%   % 5.0000
                                                            24232.18  24232.18
- -------------------------------------------------------------------------------

ATTACHMENT A - EQUIPMENT DESCRIPTION

Attachment forming part of Master Lease Schedule No. 02 by and between Tokai Financial Services, Inc. ("Lessor") and Cymer Laser Technologies ("Lessee").

- -------------------------------------------------------------------------------

Equipment Description:

 #   Mfg   Qty   Part #        Description/Options             Unit    Extended
- -------------------------------------------------------------------------------
Totals
List        =    $802898.18
Sell%       =      %57.5257
Sell        =    $341025.53
- -------------------------------------------------------------------------------


- -----------------------------------------  ------------------------------------
 |          LESSEE SIGNATURE             |  |        ACCEPTED BY LESSOR        |
 -----------------------------------------  ------------------------------------
 | By:     [SIG]                         |  | By:                              |
 -----------------------------------------  ------------------------------------
 | Print Name:  W. P. Angus III          |  | Print Name:                      |
 -----------------------------------------  ------------------------------------
 | Title:       Sr. Vice President & CFO |  | Title:                           |
 -----------------------------------------  ------------------------------------
 | Date:        April 26, 1996           |  | Date:                            |
 -----------------------------------------  ------------------------------------

BLANKET INSURANCE AUTHORIZATION

                               LESSEE INFORMATION

- --------------------------------------------------------------------------------
Full Legal Name: Cymer Laser Technologies               DBA Name (If Any):
- --------------------------------------------------------------------------------
Billing Address: 16275 Technology Drive                 Phone: (619) 487-2442,
                                                               (619) 487-3105
- --------------------------------------------------------------------------------
City: San Diego        County:       State: CA          Zip Code: 92127
- --------------------------------------------------------------------------------

                               INSURANCE CONTACT
- --------------------------------------------------------------------------------
Insurance Company:  Zurich-American - Zurich Insurance Company
- --------------------------------------------------------------------------------
Name of Agent:  Barney & Barney
- --------------------------------------------------------------------------------
Address:  P.O. Box 85638
- --------------------------------------------------------------------------------
City: San Diego        County:       State: CA
- --------------------------------------------------------------------------------
Phone: (619) 457-3414    Fax: (619) 452-7530
- --------------------------------------------------------------------------------

        Lessee has entered into a Master Lease Agreement ("Master Lease") with Tokai Financial Services, Inc., a Michigan corporation having a mailing address of 1055 Westlakes Drive, Berwyn, Pennsylvania 19312, Attention: Commercial Equipment Group ("Lessor") pursuant to which Lessee will from time to time lease various items of equipment and personal property ("Equipment") under one or more Master Lease Schedules (each a "Lease Schedule"). According to the terms of the Master Lease, Lessee must obtain and maintain during the term of each Lease Schedule, insurance policy(ies) which provide all-risk insurance coverage for the Equipment which names Lessor as loss payee and comprehensive public liability insurance coverage which names Lessor as an additional insured ("Required Insurance"). Lessee hereby irrevocably directs and authorizes Lessor to contact the above-referenced Insurance Company and/or Agent to obtain the Required Insurance on behalf of Lessee and at Lessee's sole expense. Lessee hereby directs and authorizes Insurance Company and/or Agent to comply with the requests and directions given by Lessor with respect to the Required Insurance for all Lease Schedules.

       -----------------------------------------
       |          LESSEE SIGNATURE             |
       -----------------------------------------
       | By:     [SIG]                         |
       -----------------------------------------
       | Print Name:  W. P. Angus III          |
       -----------------------------------------
       | Title:       Sr. Vice President & CFO |
       -----------------------------------------
       | Date:        April 26, 1996           |
       -----------------------------------------

CERTIFICATE OF INCUMBENCY AND AUTHORITY


The undersigned, Secretary or Assistant Secretary of Cymer of Laser Technologies ("Company"), does hereby certify that:

1. He or she is the duly elected, qualified and acting Secretary or Assistant Secretary of Company, and that he or she has custody of the corporate records of the Company and its corporate seal.

2. Set forth below are the names and true signatures of individuals ("Officers") who hold the office of the Company set forth opposite their respective names.

3. Each of the Officers set forth below have the requisite power and authority pursuant to the Company's by-laws and/or resolutions to enter into any and all agreements with Tokai Financial Services, Inc. ("Laser") on behalf of Company.


            NAME                    TITLE                   SIGNATURE

   ROBERT P. AKINS           President                        [Sig]
- --------------------------------------------------------------------------------

   WILLIAM A. ANGUS III      Sr. Vice President & CFO         [Sig]
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of April, 1996.






                              By:           [Sig]
                              ------------------------------------------

(Corporate Seal)              Print Name:   W. A. ANGUS III
                              ------------------------------------------

                              Title:        Secretary
                              ------------------------------------------

LANDLORD/MORTGAGEE WAIVER


                               LESSEE INFORMATION

- --------------------------------------------------------------------------------
Full Legal Name: Cymer Laser Technologies               DBA Name (If Any):
- --------------------------------------------------------------------------------
Address: 16275 Technology Drive                         Phone: (619) 487-2442,
- --------------------------------------------------------------------------------
City: San Diego        County:       State: CA          Zip Code: 92127
- --------------------------------------------------------------------------------

- ------------------------------------------ ------------------------------------
|         PREMISES INFORMATION           | | LANDLORD/MORTGAGEE INFORMATION   |
- ------------------------------------------ ------------------------------------
| Street Address: 16275 Technology Drive | |[ ] Landlord      [ ] Mortgagee   |
- ------------------------------------------ ------------------------------------
| City: San Diego    County:             | |Name:   [ILLEGIBLE]               |
- ------------------------------------------ ------------------------------------
| State: CA          Zip: 92127          | |City: San Diego  County: San Diego|
- ------------------------------------------ ------------------------------------
|                                        | |State: CA        Zip: [ILLEGIBLE] |
|                                          ------------------------------------
|                                          |Phone Number: (619) 451-0312      |
- ------------------------------------------ ------------------------------------

For good and valuable consideration, receipt of which is hereby acknowledged, Landlord or Mortgagee ("Undersigned") of the above described Premises where the equipment described in Attachment A attached hereto ("Equipment") is located or will be located acknowledges and agrees as follows:

1. That the said Equipment is owned by Tokai Financial Services, Inc. ("Lessor") and is leased or will be leased to the above described Lessee.


2. That the Equipment may be affixed to the Premises and that the Equipment is to remain personal property notwithstanding the manner in which it is affixed to the said Premises and that title thereof shall remain in Lessor, its legal representatives, successors, agents or assigns until such time if any, as it conveyed by Lessor to other parties.

3. That this agreement shall also apply to any of the Equipment which is already on the Premises, or may hereafter be delivered or installed thereon.

4. That the Undersigned waives each and every right which Undersigned now has or may hereafter have under the laws of any state or by the terms of any real estate lease or mortgage now in effect or hereafter executed by Undersigned or Lessee to levy or [ILLEGIBLE] upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment.

5. That the Undersigned recognizes and acknowledges that any claim or claims that Lessor has or may hereafter have with respect to the Equipment by virtue of any lease, agreement or otherwise shall be superior to any lien or claim of any nature which Undersigned now has or may hereafter have to the Equipment by statute, agreement or otherwise.

6. That it is further agreed that Lessor or its assigns or agents may remove the Equipment from the Premises whenever Lessor feels it is necessary to do so to protect its interest and without liability or accountability to the Undersigned therefore.

7. That Lessor may, without affecting the validity of this agreement, extend the times of payment of any indebtedness of Lessee to Lessor or alter the performance of any of the terms and conditions of any such Lease, without the consent of Undersigned and without giving notice thereof to Undersigned.

                        --------------------------------------------
                        |      LANDLORD/MORTGAGEE INFORMATION      |
                        --------------------------------------------
                        |      Signature:  [SIG]                   |
                        --------------------------------------------
  (Corporate Seal)      |      Print Name: [ILLEGIBLE]             |
                        --------------------------------------------
                        |      Title:      [ILLEGIBLE]             |
    [ILLEGIBLE]         --------------------------------------------
                        |      Date:      [ILLEGIBLE]              |
                        --------------------------------------------
                        |      For:       [ILLEGIBLE]              |
                        --------------------------------------------
                        |(LEGAL NAME OF CORPORATION OR PARTNERSHIP)|
                        --------------------------------------------

ATTACHMENT A - TO LANDLORD/MORTGAGE WAIVER

Attachment forming part of Landlord/Mortgage Waiver by the undersigned in favor of Tokai Financial Services, Inc. ("Lessor").

- -------------------------------------------------------------------------------

Equipment Description:

All Haworth office furniture previously installed and hereafter installed at the above mentioned premises.


               --------------------------------------------------
                               LANDLORD/MORTGAGEE
               --------------------------------------------------
                Signature:     [COPY ILLEGIBLE]
               --------------------------------------------------
                Print Name:    [COPY ILLEGIBLE]
               --------------------------------------------------
                Title:  President                  Date: 4/29/96
               --------------------------------------------------
                For:           [COPY ILLEGIBLE]
               --------------------------------------------------
                    LEGAL NAME OF CORPORATION OF PARTNERSHIP
               --------------------------------------------------